As filed with the Securities and Exchange Commission on September 4, 1998

                            Registration No. 33-58884

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 3
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                              Thermo Fibertek Inc.
               (Exact name of registrant as specified in charter)

      Delaware                                               52-1762325
(State or other   jurisdiction of                          (IRS Employer
 incorporation or organization)                        Identification Number)


                                245 Winter Street
                          Waltham, Massachusetts 02454
                                 (781) 622-1000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                              Thermo Fibertek Inc.
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                              Thermo Fibertek Inc.
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                            ----------------------

     Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ----------------------


      This post-effective amendment removes from registration any of the securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 3 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Massachusetts, on this 4th day of September, 1998.

                                            THERMO FIBERTEK INC.


                                           By: /s/ William A. Rainville
                                               William A. Rainville
                                               President and Chief Executive
                                               Officer


Signature                        Title                      Date
---------                        -----                      ----
                                 Chief Executive Officer,   September 4, 1998
                                 President and Director
/s/ William A. Rainville*         (Principal Executive
-------------------------        Officer)
William A. Rainville


/s/ John N. Hatsopoulos*         Chief Financial Officer    September 4, 1998
-------------------------        and Director (Principal
John N. Hatsopoulos              Financial Officer)

/s/ Paul F. Kelleher*            Chief Accounting Officer   September 4, 1998
-------------------------        (Principal Accounting
Paul F. Kelleher                 Officer)

/s/ Walter J. Bornhorst*         Director                   September 4, 1998
------------------------
Walter J. Bornhorst

/s/ George N. Hatsopoulos*       Director                   September 4, 1998
--------------------------
George N. Hatsopoulos

                                 Director                   September 4, 1998
--------------------------
Francis L. McKone

/s/ Donald E. Noble*             Director                   September 4, 1998
--------------------------
Donald E. Noble

*By: /s/ Seth H. Hoogasian
    Seth H. Hoogasian
    Attorney-in-Fact